SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 12, 2001



                      AMERICAN MEDICAL SECURITY GROUP, INC.
             (Exact name of Registrant as specified in its charter)



       WISCONSIN                       1-13154                    39-1431799
(State of Incorporation)       (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)


3100 AMS BOULEVARD, GREEN BAY, WISCONSIN                         54313
(Address of principal executive offices)                       (Zip Code)

                                 (920) 661-1111
              (Registrant's telephone number, including area code)


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

ITEM 5.  OTHER EVENTS

         On March 14, 2001, American Medical Security Group, Inc. (the "Company") issued a press release announcing plans to take a nonrecurring pre-tax charge of approximately $9.0 million ($5.9 million or $0.41 per share after tax) during the first quarter of 2001. The charge results from an adverse decision by the Eleventh Circuit Federal Court of Appeals (the "Court of Appeals") received March 12, 2001, affirming a jury verdict entered on August 26, 1999, against American Medical Security, Inc. ("AMS Inc."), the Company's third party administrator ("TPA") subsidiary, in the United States District Court for the Middle District of Alabama ("District Court").

         As previously reported, the $6.9 million verdict was rendered in a lawsuit brought against AMS Inc. in January 1998 by Skilstaf, Inc. ("Skilstaf"), an Alabama employee leasing company, alleging that AMS Inc. delayed claims payments under a contract with Skilstaf. Skilstaf sought unspecified damages. The contract, which was entered into in 1992 and terminated by Skilstaf in 1996, was a TPA contract for Skilstaf's self-funded employee benefit plan. AMS Inc. argued that this case was governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which preempts all state law causes of action and limits damages to contract damages. AMS Inc.'s post-trial motion to set aside the jury's finding was denied by the court on March 20, 2000. As a result, AMS Inc. filed a notice of appeal with the Court of Appeals on April 17, 2000. Oral arguments were heard by the Court of Appeals on March 8, 2001. On March 12, 2001, the Company received the Court of Appeal's decision, rendered on March 9, 2001, affirming the decision of the District Court. The Court of Appeals did not provide an accompanying opinion in its decision. AMS Inc. will file a petition with the Court of Appeals for a rehearing by the full Court of Appeals.

         The $6.9 million judgment rendered against AMS Inc. includes only $30,000 in contractual damages with the remainder representing punitive and other damages based solely on Alabama state law. AMS Inc. contends that it administered the self-funded plan properly and that it was acting as a fiduciary under ERISA. ERISA preempts all state law causes of action, and punitive damages are not available. As a result, the Company had set reserves in the case reflecting potential contractual damages only. The Company's first quarter charge reflects the damages award, accrued interest and projected legal fees necessary for the appeal.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS:

                  See the Exhibit Index following the Signature page of this report, which is incorporated herein by reference.


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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              AMERICAN MEDICAL SECURITY GROUP, INC.



Dated:   March 15, 2001       /S/ GARY D. GUENGERICH
                              --------------------------------------------------
                              Gary D. Guengerich
                              Executive Vice President & Chief Financial Officer

                      AMERICAN MEDICAL SECURITY GROUP, INC.
                          (COMMISSION FILE NO. 1-13154)

                                  EXHIBIT INDEX
                                       TO
                             FORM 8-K CURRENT REPORT
                         Date of Report: March 12, 2001

                                         INCORPORATED HEREIN             FILED
EXHIBIT NO.    DESCRIPTION               BY REFERENCE TO                HEREWITH

99             Press Release dated                                       X
               March 14, 2001


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

                                                                      EXHIBIT 99


AMZ                                 AMERICAN
LISTED                          MEDICAL SECURITY                  P.O. Box 19032
                              ---------------------     Green Bay, WI 54307-9032
NYSE                           RX FOR GOOD HEALTH

                                                   FOR MORE INFORMATION CONTACT:
                                                                    Cliff Bowers
                                                                  Vice-President
                  NEWS                                  Corporate Communications
                RELEASE                                           (920) 661-2766

                                                                 Gary Guengerich
          FOR IMMEDIATE RELEASE                   Executive Vice-President & CFO
                                                                  (920) 661-2486


             AMERICAN MEDICAL SECURITY WILL TAKE NONRECURRING CHARGE
                 FOLLOWING ADVERSE DECISION IN ALABAMA LAWSUIT;
                                  PLANS APPEAL


         GREEN BAY, Wis. - March 14, 2001 -- American Medical Security Group, Inc. (NSYE:AMZ)(AMS) today announced that it will take a nonrecurring charge against first quarter 2001 earnings of approximately $9 million ($5.9 million or $0.41 per share after tax).

         The charge follows an adverse decision by the Eleventh Circuit Federal Court of Appeals received March 12, 2001, following oral argument on March 8, affirming a 1999 jury verdict in a lawsuit brought against AMS by Skilstaf, Inc. in Alabama. The trial court decision was initially disclosed by the company in an August 27, 1999, press release.

         The suit involves allegations regarding AMS' administration, from 1992 to 1996, of a self-funded employee benefit plan for Skilstaf, an employee leasing company. According to AMS, the benefit plan and its administration are governed by the Employee Retirement Income Security Act of 1974 (ERISA). The judgment rendered against AMS includes only $30 thousand in contractual damages with the remainder representing punitive and other damages based solely on Alabama state law.

                                      MORE

                                     AD ONE

         AMS contends that it administered the self-funded plan properly and that it was acting as a fiduciary under ERISA. ERISA preempts all state law causes of action, and punitive damages are not available. As a result, the company had set reserves in the case reflecting potential contractual damages only.

         "We were surprised the appellate court provided no accompanying opinion in its decision. However, it appears the court felt that AMS was not a fiduciary under ERISA, and therefore, not entitled to ERISA preemption," said Timothy J. Moore, AMS General Counsel & Secretary. "And, yet, the vast majority of damages, including the punitive damages awarded by the trial court, are based on a finding under state law that AMS was acting as a fiduciary. The inconsistency forces us to appeal this decision to the next level."

         According to Moore, AMS will file a petition with the Eleventh Circuit Court for rehearing by the full court of appeals. "It's our view that this decision is in conflict with opinions of the U.S. Supreme Court, Alabama Courts, and the Eleventh Circuit Court of Appeals.

         "We believe strongly in the correctness of our position and hope for a reversal," Moore said. "However, given the current posture of the case, we are compelled to fully reserve for it."

         The company's first quarter charge will reflect the $6.9 million damage award, accrued interest and projected legal fees necessary for the appeal. AMS believes it has adequate legal reserves for other pending litigation.

         "We are disappointed in the court's decision," said Samuel V. Miller, AMS Chief Executive Officer. "However, we are confident that vigorous implementation of our strategic plan will continue to improve the performance of our small group business and also help us capture significant growth opportunities in our MedOne and specialty businesses.

                                      MORE

                                     AD TWO

         "Excluding the nonrecurring charge, our guidance for the first quarter and 2001 remains intact," Miller said.

                                    # # # # #

  CAUTIONARY STATEMENT: Some of the statements contained in this press release are "forward-looking" statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements express expectations for or about the future, rather than historical fact. Forward-looking statements are subject to inherent risks and uncertainties that may cause actual results or events to differ materially from those contemplated by such statements. Such risks and uncertainties include, among others, the company's ability to control expenses and improve loss ratios; rising medical costs and increased utilization of prescription drugs or medical services; the effects of health care or other legislation; changes in the Company's relationships with key agents that sell its products; the Company's ability to predict rising health care costs and adequately price its products; the Company's ability to estimate accurately expected losses related to highly regulated markets; changes in membership utilization and risk; government regulations, including changes in insurance, health care and other regulatory conditions; delays in regulatory approvals; regulatory action resulting from market conduct activity; general business conditions, including competitive practices and demand for the Company's existing and any new products; development of and changes in claims reserves; rating agency policies and practices; general economic conditions, including the effect of changes in interest rates on the Company's investment portfolio; the outcome of commercial or other litigation; and other factors that may be referred to in American Medical Security Group, Inc.'s reports filed with the Securities & Exchange Commission from time to time. Forward-looking statements made in this release express expectations only as of the date they are made. The Company does not undertake any obligation to update or revise such statements as a result of new information or future events.